                               SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a) of
                         the Securities Exchange Act of 1934
                                  (Amendment No.   )

     Filed by the Registrant[x]
     Filed by a Party other than the Registrant[ ]
     Check the appropriate box:
     [x]  Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(3)(2))
     [ ]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ] Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12
                  __________________________________________________

                          INVESCO MULTIPLE ASSET FUNDS, INC.
                  __________________________________________________

     Payment of Filing Fee (Check the appropriate box):
     [x]  No fee required.
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.
          1)   Title of each class of securities to which transaction applies:


          2)   Aggregate number of securities to which transaction applies:


          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


          4)   Proposed maximum aggregate value of transaction:


          5)   Total fee paid:


     [ ]  Fee paid previously with preliminary materials.
     [ ]   Check box if any  part of the fee  is offset as provided  by Exchange
     Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)  Amount Previously Paid:


          2)  Form, Schedule or Registration Statement No.:

          3)  Filing Party:


          4)  Date Filed:

                                                                           DRAFT

                 Preliminary Copy -- To Be Filed With the Securities
                               and Exchange Commission

                                              INVESCO MULTIPLE ASSET FUNDS, INC.
                                                               December 26, 1996
     --------------------------------------------------------------------------


     Dear INVESCO Multiple Asset Funds Shareholder:

              Enclosed is a Proxy Statement for the January 31, 1997 special meeting of shareholders of INVESCO Balanced Fund and INVESCO Multi-Asset Allocation Fund, the two series of INVESCO Multiple Asset Funds, Inc. (the "Company").

              As you may have heard, INVESCO PLC ("INVESCO") has entered into an agreement to merge with A I M Management Group Inc. ("AIM"), under which AIM will become part of INVESCO. INVESCO is the ultimate parent company of INVESCO Funds Group, Inc., the investment adviser to the Company; INVESCO Trust Company, the sub-adviser to INVESCO Balanced Fund; and INVESCO Management & Research, Inc., the sub-adviser to INVESCO Multi-Asset Allocation Fund.

              As explained more fully in the attached Proxy Statement, at the time the INVESCO/AIM merger takes effect, the Company's present investment advisory and sub-advisory contracts will terminate automatically, as a matter of law. Although Company shareholders are NOT being asked to approve the merger, they must vote on the necessary new investment advisory and sub-advisory contracts. Accordingly, to provide continuity of investment advisory services to the Company, the Board of Directors is asking shareholders to approve the following proposals:

              . All shareholders of the Company will be asked to approve a new investment advisory agreement for the Company, with the same parties and on terms substantially identical to the existing investment advisory agreement.

              . Shareholders of INVESCO Balanced Fund will be asked to approve a new investment sub-advisory agreement for that Fund, with the same parties and on terms substantially identical to the existing investment sub-advisory agreement.

              . Shareholders of INVESCO Multi-Asset Allocation Fund will be asked to approve a new investment sub-advisory agreement for that Fund, with the same parties and on terms substantially identical to the existing investment sub-advisory agreement.

              In addition, all shareholders are being asked to elect directors of the Company and to ratify the selection of Price Waterhouse LLP as the Company's independent accountants. The accompanying Proxy Statement provides additional detailed information on these proposals, the INVESCO/AIM merger and the Company.

              WE ARE REQUIRED BY LAW TO INFORM YOU AS TO CERTAIN DETAILS OF THE TRANSACTION, EVEN THOUGH YOU ARE NOT VOTING TO APPROVE THE MERGER. WHAT IS MOST IMPORTANT FOR YOU AS A SHAREHOLDER OF THE FUNDS IS THAT APPROVAL OF THE PROPOSALS LISTED ABOVE WILL IN NO WAY INCREASE THE ADVISORY FEES, SUB-ADVISORY FEES OR EXPENSES OF THE COMPANY OR THE FUNDS OR CHANGE THE LEVEL, NATURE OR QUALITY OF SERVICES YOU RECEIVE. EACH OF THESE PROPOSALS HAS BEEN APPROVED BY THE BOARD OF DIRECTORS OF THE COMPANY, WHICH RECOMMENDS THAT SHAREHOLDERS APPROVE THEM AS WELL.

              The Board of Directors believes that these proposals are in the best interests of the shareholders. Therefore, we ask that you read the enclosed materials and vote promptly. Should you have any questions, please feel free to call our client services representatives at 1-800-525-8085. They will be happy to answer any questions that you might have.

              YOUR VOTE IS IMPORTANT. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE COMPANY, THE FUNDS AND TO YOU AS A SHAREHOLDER. IF WE DO NOT RECEIVE SUFFICIENT VOTES TO APPROVE THESE PROPOSALS, WE MAY HAVE TO SEND ADDITIONAL MAILINGS OR CONDUCT TELEPHONE CANVASSING. THEREFORE, PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE ON THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

     Sincerely,



     Dan J. Hesser
     President
     INVESCO Multiple Asset Funds, Inc. --
     INVESCO Balanced Fund
     INVESCO Multi-Asset Allocation Fund

                 Preliminary Copy -- To Be Filed With the Securities
                               and Exchange Commission

                                              INVESCO MULTIPLE ASSET FUNDS, INC.
                                                          7800 East Union Avenue
                                                          Denver, Colorado 80237


      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON January 31, 1997
     =========================================================================

              Notice is hereby given that a special meeting of shareholders (the "Meeting") of INVESCO Balanced Fund (the "Balanced Fund") and INVESCO Multi-Asset Allocation Fund (the "Multi-Asset Allocation Fund"; collectively, the "Funds") of INVESCO Multiple Asset Funds, Inc. (the "Company") will be held at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222 on Friday, January 31, 1997, at 10:00 a.m., Mountain Standard Time, for the following purposes.

              1.A. To approve or disapprove a new investment advisory agreement between the Company and INVESCO Funds Group, Inc. ("IFG"), such agreement to take effect only if the proposed merger of A I M Management Group Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated (the "Merger"). INVESCO PLC is the ultimate parent of IFG.

              1.B. For shareholders of the Balanced Fund only: To approve or disapprove a new sub-advisory agreement between IFG and INVESCO Trust Company, with respect to the Balanced Fund, to take effect only if the Merger is consummated.

              1.C.    For shareholders of the Multi-Asset Allocation  Fund only:
                      To approve or disapprove a new sub-advisory agreement between IFG and INVESCO Management & Research, Inc., with respect to the Multi-Asset Allocation Fund, to take effect only if the Merger is consummated.

              2.      To elect eleven directors of the Company.

              3. To ratify or reject the selection of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending July 31, 1997.

              4. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

              None of these proposals is expected to result in any change in the way the Funds are managed, in the advisory or sub-advisory fees or in the services you receive as a shareholder.

              The board of directors of the Company has fixed the close of business on December 9, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

              A complete list of shareholders of the Funds entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Funds for any purpose germane to the Meeting during ordinary business hours after December 15, 1996, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237.

              You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the enclosed envelope that requires no postage if mailed in the United States. The enclosed proxy is being solicited on behalf of the board of directors of the Company.

                                      IMPORTANT



              Please mark, sign, date and return the enclosed proxy in the accompanying envelope as soon as possible in order to ensure a full representation at the Meeting.

              The Meeting will have to be adjourned without conducting any business if less than one-third of the eligible shares is represented, and the Company will have to continue to solicit votes until a quorum is obtained. The Meeting also may be adjourned, if necessary, to continue to solicit votes if less than the required shareholder vote has been obtained to elect the specified number of directors and to approve Proposals 1.A., 1.B., 1.C. and 3.

              Your vote, then, could be critical in allowing the Company to hold the Meeting as scheduled. By marking, signing, and promptly returning the enclosed proxy, you may eliminate the need for additional solicitation. Your cooperation is appreciated.


                                       By Order of the Board of Directors,



                                       Glen A. Payne
                                       Secretary



     Denver, Colorado
     Dated: December 26, 1996

                 Preliminary Copy -- To Be Filed With the Securities
                               and Exchange Commission

                                              INVESCO MULTIPLE ASSET FUNDS, INC.
                                                               December 26, 1996
     --------------------------------------------------------------------------

                          INVESCO MULTIPLE ASSET FUNDS, INC.
                                7800 East Union Avenue
                                Denver, Colorado 80237


                                   PROXY STATEMENT
                         FOR SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD January 31, 1997

                                     INTRODUCTION

              The  enclosed proxy is  being solicited by the  board of directors
     (the "Board" or the "Directors") of INVESCO Multiple Asset Funds, Inc. (the "Company") on behalf of INVESCO Balanced Fund (the "Balanced Fund") and INVESCO Multi-Asset Allocation Fund (the "Multi-Asset Allocation Fund; collectively, the "Funds"), the two series of the Company, for use in connection with the special meeting of shareholders of the Company (the "Meeting") to be held at 10:00 a.m., Mountain Standard Time, on Friday, January 31, 1997, at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222, and at any adjournment(s) thereof for the purposes set forth in the foregoing notice. THE COMPANY'S ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR ENDED JULY 31, 1996, IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM GLEN A. PAYNE, SECRETARY OF THE COMPANY, AT P.O. BOX 173706, DENVER, COLORADO 80217-3706 (TELEPHONE NUMBER 1-800-525-8085). The approximate mailing date of proxies and this Proxy Statement is December 26, 1996.

              The primary purpose of the Meeting is to allow shareholders to consider new investment advisory and sub-advisory agreements for the Funds. As explained in more detail below, the existing advisory and sub-advisory agreements for the Funds will terminate automatically, by operation of law, upon the consummation of the proposed merger (the "Merger") of A I M Management Group Inc. ("AIM") and a direct wholly-owned subsidiary of INVESCO PLC ("INVESCO"). Shareholders are NOT being asked to approve the Merger; rather, they are being asked to continue the existing investment advisory relationships for the Funds under new contracts which would take effect at the time of the Merger. Consummation of the Merger is conditioned on, among other things, shareholder approval of the new investment advisory and sub-advisory contracts. The transactions contemplated by the Merger and the terms of the new investment advisory and sub-advisory agreements are discussed below.

              OTHER THAN THEIR COMMENCEMENT AND EXPIRATION DATES, THE PROPOSED NEW ADVISORY AND SUB-ADVISORY AGREEMENTS ARE IDENTICAL IN FORM AND TERMS TO THE PRESENT AGREEMENTS.

              Therefore:

     (1) Shareholders of both Funds are being asked to approve a new investment advisory agreement (the "Proposed Advisory Agreement") between the Company and its investment adviser, INVESCO Funds Group, Inc. (the "Adviser" or "IFG"), to replace the existing agreement between the Company and the Adviser (the "Current Advisory Agreement");

     (2) Shareholders of the Balanced Fund are being asked to approve a new investment sub-advisory agreement (the "Proposed ITC Agreement") between IFG and that Fund's sub-adviser, INVESCO Trust Company ("ITC"), to replace the existing sub-advisory agreement between IFG and ITC (the "Current ITC Agreement"); and

     (3) Shareholders of the Multi-Asset Allocation Fund are being asked to approve a new investment sub-advisory agreement (the "Proposed IMR Agreement") between IFG and that Fund's sub-adviser, INVESCO Management & Research, Inc. ("IMR"), to replace the existing sub-advisory agreement between IFG and IMR (the "Current IMR Agreement").

              Elsewhere in this Proxy Statement, the Current ITC Agreement and the Current IMR Agreement are collectively referred to as the "Current
     Sub-Advisory Agreements," and, together with the Current Advisory Agreement are collectively referred to as the "Current Agreements."
     Similarly, the Proposed ITC Agreement and the Proposed IMR Agreement are collectively referred to as the "Proposed Sub-Advisory Agreements," and, together with the Proposed Advisory Agreement, are collectively referred to as the "Proposed Agreements." Each of ITC and IMR is referred to as a "Sub-Adviser" and, collectively, as the "Sub-Advisers."

              The following factors should be considered by shareholders in determining whether to approve the Proposed Agreements:

              . The Proposed Advisory Agreement and each of the Proposed Sub-Advisory Agreements were approved by the Directors, including the Independent Directors (as defined below).

              . There will be no change in the investment objectives or policies of the Funds.

              . There will be no increase in the fees payable to the Adviser or to the Sub-Advisers as a result of the approval and implementation of the Proposed Agreements.

              . No significant changes are contemplated in the personnel of the Adviser who are responsible for the overall supervision of the Company or of each of the Sub-Advisers who are responsible for managing the investments of the Funds.

              The following table indicates the Funds being solicited with respect to the proposals being presented at the Meeting:

                        PROPOSAL                              FUND


       1.A.    Approval of new Advisory Agreement            Both Funds
               between the Company and IFG

       1.B.    Approval of new Sub-Advisory                  Balanced Fund
               Agreement between IFG and ITC


       1.C.    Approval of new Sub-Advisory                  Multi-Asset
               Agreement between IFG and IMR                 Allocation
                                                             Fund


       2.      Election of Directors                         Both Funds

       3.      Ratification or Rejection of                  Both Funds
               Independent Accountants



              If the enclosed form of proxy is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions marked thereon. If no instructions are given, such shares will be voted FOR the nominees for director hereinafter listed and FOR Proposals 1.A., 1.B., 1.C. and 3. One third of the outstanding shares of the Company entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

              Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at the Meeting, has the same effect as a negative vote. Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum if the beneficial owner has executed and timely delivered the necessary instructions from the broker to vote the shares or, if the broker has exercised discretionary voting power. Where the broker or fiduciary does not receive instruction from the beneficial owner and does not have discretionary voting power as to one or more issues before the Meeting, but grants a proxy for or votes such shares, they will be counted toward the required quorum but will have the effect of a negative vote on any proposals on which it does not vote.

              Because certain of the proposals being submitted for a vote of the shareholders of each Fund are identical, the Board determined to combine the proxy materials for the Funds in order to reduce the cost of preparing, printing and mailing the proxy materials. The proxy cards have been coded so that each shareholder's votes will be counted for the appropriate Fund, or for each Fund if a shareholder owns shares in more than one Fund.

              In order to further reduce costs, the notices to shareholders having more than one account in a Fund listed under the same social security number at a single address have been combined. The proxy cards have been coded so that each shareholder's votes will be counted for all such accounts.

              Execution of the enclosed proxy will not affect a shareholder's right to attend the Meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Company at P.O. Box 173706, Denver, Colorado 80217-3706, execution of a subsequent proxy, or oral revocation at the Meeting) at any time before it is exercised.

              Shareholders of the Funds of record at the close of business on December 9, 1996 (the "Record Date"), are entitled to vote at the Meeting, including any adjournment(s) thereof, and are entitled to one vote for each share, and corresponding fractional votes for fractional shares, on each matter to be acted upon at the Meeting. On the Record Date, [____________] shares of the Company's common stock, $.01 par value per share were outstanding, including [____________] shares of the Balanced Fund and [_______________] shares of the Multi-Asset Allocation Fund.

              The following table sets forth, as of the Record Date, the beneficial ownership of each Fund's issued and outstanding common stock by each 5% or greater shareholder. [Please confirm: The directors and executive officers of the Company did not own [any] [1% or more of the outstanding] Fund shares as of the Record Date.]

       Name and Address              Amount & Nature of            Percent of
       of Beneficial Owner          Beneficial Ownership1         Common Stock
       -------------------          ---------------------         ------------


       Balanced Fund


       Multi-Asset
       Allocation Fund


     1 Each beneficial owner named above shares investment power with respect to the shares listed next to its respective row, but its customers retain sole voting power.

              In addition to the solicitations of proxies by use of the mail, proxies may be solicited by officers of the Company, and by officers and employees of IFG, personally or by telephone or telegraph, without special compensation. In addition, Shareholder Communications Corporation ("SCC") will be retained to assist in the solicitation of proxies.

              As the meeting date approaches, certain shareholders whose votes the Company has not yet received may receive telephone calls from representatives of SCC requesting that they authorize, by telephonic or electronically transmitted instructions, SCC to execute proxy cards on their behalf. Telephone authorizations will be recorded in accordance with the procedures set forth below. The Adviser believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

              SCC has received an opinion of Maryland counsel that addresses the validity, under the applicable laws of the State of Maryland, of authorization given orally to execute a proxy. The opinion given by Maryland counsel concludes that a Maryland court would find that there is no Maryland law or public policy against the acceptance of proxies signed by an orally-authorized agent, provided it adheres to the procedures set forth below.

              In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Company, the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. Although he or she is permitted to answer questions about the process, the SCC representative is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram confirming the shareholder's vote and asking the shareholder to call SCC immediately if the
     shareholder's   instructions   are   not   correctly   reflected   in   the
     confirmation.

              If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Company a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

              All costs of printing and mailing proxy materials and the costs and expenses of holding the Meeting and soliciting proxies, including any amount paid to SCC, will be paid by INVESCO and not by the Company, the Funds or their shareholders.

              The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote to elect the number of specified directors and approve Proposals 1.A., 1.B., 1.C. and 3. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of such proposal and will vote against adjournment those shares which they are required to vote against such proposal. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     PROPOSAL 1:      A.       Approval  of  the   Proposed  Advisory  Agreement
                               between the Company and INVESCO Funds Group, Inc.
                      B.       With Respect  to the Balanced  Fund, approval  of
                               the   Proposed  Sub-Advisory   Agreement  between
                               INVESCO  Funds  Group,  Inc.  and  INVESCO  Trust
                               Company
                      C.       With respect to the Multi-Asset  Allocation Fund,
                               approval of the Proposed Sub-Advisory Agreement between INVESCO Funds Group, Inc. and INVESCO
                               Management & Research, Inc.

     Background

              IFG serves as investment adviser to the Company pursuant to the Current Advisory Agreement. The Current Advisory Agreement provides that the Adviser, upon receipt of written approval of the Company, is authorized to retain companies to provide investment advisory services to the Company. Accordingly, IFG has entered into a sub-advisory agreement with ITC, pursuant to which ITC serves as sub-adviser to, and is primarily responsible for, managing the investments of the Company's Balanced Fund. IFG also has entered into a sub-advisory agreement with IMR, pursuant to which IMR serves as sub-adviser to, and is primarily responsible for, managing the investments of the Company's Multi-Asset Allocation Fund. ITC is a wholly-owned subsidiary of the Adviser. Both the Adviser and the Sub-Adviser are indirect, wholly-owned subsidiaries of INVESCO. INVESCO is a publicly traded holding company organized under the laws of England in 1935. The ordinary shares of INVESCO, 25 pence nominal value per share (the "Ordinary Shares"), are traded on the London Stock Exchange. INVESCO's subsidiaries provide investment advisory services throughout the world. As of September 30, 1996, the total assets advised by INVESCO and its subsidiaries were approximately $91.1 billion.

              AIM is a holding company that has been engaged in the financial services business since 1976 and, together with its affiliates, advises or manages 38 investment company portfolios consisting of the A I M Family of Funds[REGISTERED TRADEMARK]. As of October 31, 1996, the total assets of the investment company portfolios advised or managed by AIM and its affiliates were approximately $57 billion.

              On  November 4,  1996, INVESCO  and  INVESCO Group  Services, Inc.
     ("IGS") entered into an agreement of merger (the "Merger Agreement") with AIM pursuant to which IGS or another wholly-owned U.S. subsidiary of INVESCO ("INVESCO Sub") will acquire all the issued and outstanding shares of AIM capital stock for consideration valued on November 4, 1996 at approximately $1.6 billion, plus the amount of AIM net income from September 1, 1996 through the date on which the Merger is consummated (the "Closing Date"), minus dividends paid during such period and subject to adjustments for certain balance sheet items and transaction expenses. The consideration will include 290 million new Ordinary Shares (including Ordinary Shares issuable in respect of vested and unvested AIM options) of INVESCO valued on November 4, 1996 at approximately $1.1 billion. The balance of the consideration will be paid in cash. Upon consummation of the Merger, the AIM shareholders will own approximately 45% of INVESCO's total outstanding capital stock on a fully-diluted basis. Thereafter, INVESCO will change its name to "AMVESCO PLC" (the names of the Adviser and the Sub-Advisers will not change).

              The Closing Date is presently expected to occur on or about February 28, 1997, subject to the satisfaction of conditions to closing that include, among other things: (a) INVESCO having consummated one or more financings and having received net proceeds of not less than $500 million; (b) the respective aggregate annualized asset management fees of INVESCO and AIM (based on assets under management, excluding the effects of market movements), in respect of which consents to the Merger have been obtained being equal to or greater than 87.5% of all such fees; (c) INVESCO and AIM having received certain consents from regulators, lenders and/or other third parties; (d) AIM not having received from the holder or holders of more than 2% of the outstanding AIM shares notices that they intend to exercise dissenters' rights; (e) a Voting Agreement, Standstill Agreement, Transfer Restriction Agreements, Transfer Administration Agreement, Registration Rights Agreement, Indemnification Agreement and employment agreements with approximately thirty AIM employees having been executed and delivered; (f) AIM having received an opinion from its U.S. counsel that the Merger will be treated as a tax-free reorganization; and
     (g) shareholder resolutions to appoint to INVESCO's board of directors (the "INVESCO Board") six AIM designees and a resolution of the INVESCO Board to appoint the seventh AIM designee having been passed and not revoked.

              The Merger Agreement may be terminated at any time prior to the Closing Date by written notice by AIM or INVESCO to the other after June 1, 1997 or under other circumstances set forth in the Merger Agreement. In certain circumstances occurring on or before September 30, 1997, a termination fee will be payable by the party in respect of which such circumstances have occurred.

              In connection with the Merger, the following agreements, each to be effective upon the closing of the Merger, have been or will be executed:

                      Voting Agreement.   Certain  AIM shareholders and
              their spouses, the current directors of INVESCO and proposed directors of INVESCO have agreed to vote as directors and as shareholders to ensure that: (a) the INVESCO Board will have fifteen members, consisting of four executive directors and three non-executive directors designated by INVESCO's current senior management, four executive directors and three non-executive directors designated by AIM's current senior management and a Chairman; (b) the initial Chairman will be Charles W. Brady (INVESCO's current Chairman) and the initial Vice Chairman will be Charles T. Bauer (AIM's current Chairman); and (c) the parties will vote at any INVESCO shareholder meetings on resolutions (other than those in respect of the election of directors) supported by two-thirds of the INVESCO Board in the same proportion as votes are cast by unaffiliated shareholders. The Voting Agreement will terminate on the earlier of the fourth anniversary of the Closing Date or the date on which a resolution proposed by an INVESCO-designated board member is approved by the INVESCO Board despite being voted against by each AIM-designated board member present at such INVESCO Board meeting.

                      Standstill  Agreement  and  Transfer  Restriction
              Agreements. Certain AIM shareholders and their spouses and certain significant shareholders of INVESCO have agreed, under certain circumstances for a maximum period of five years, not to engage in a number of specified activities that might result in a change of the ownership or control positions of INVESCO existing as of the Closing Date. AIM shareholders and INVESCO's current chairman will be restricted in their ability to transfer their shares of INVESCO for a period of up to five years.

              If the conditions to the Merger are not met or waived, or if the Merger Agreement is terminated, the Merger will not be consummated and the Current Agreements will remain in effect. If the Proposed Agreements are approved and the Merger is thereafter consummated, the Proposed Agreements will be executed and become effective on the Closing Date. In the event that any of the Proposed Agreements are not approved and the Merger is consummated, the Board will determine what action to take, which ultimately will be subject to the approval of shareholders of the Company.

              Under the Merger Agreement, INVESCO and INVESCO Sub have agreed that they will comply, and use all reasonable efforts to cause compliance on behalf of their affiliates, with the provisions of Section 15(f) of the Investment Company Act of 1940, as amended (the "1940 Act"). Section 15(f) provides, in pertinent part, that an investment adviser of an investment company and its affiliates may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such investment adviser that results in an "assignment" of an investment advisory contract as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the Merger. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor investment adviser) or any interested person of any such adviser receives or is entitled to receive any compensation directly or indirectly from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in connection with the Merger.

              The second condition is that, for a period of three years after the transaction occurs, at least 75% of the members of the board of directors of the investment company advised by such adviser are not "interested persons" (as defined in the 1940 Act) of the new or the old investment adviser. The Board you are being asked to elect in Proposal No. 2 below does not meet this 75% requirement. Nevertheless, as more fully described below under Proposal No. 2, the composition of the Board, on or prior to the date the Merger is effected, will comply with the 75% requirement.

              INVESCO has advised the Company that the Merger is not expected to have a material effect on the operations of the Company, on the Funds or on their shareholders. No material change in investment philosophy, policies or strategies is currently envisioned. The Adviser and the Sub-Advisers will, following the Merger, continue to be indirect wholly-owned subsidiaries of INVESCO. The Merger Agreement does not, by its terms, contemplate any changes, other than changes in the ordinary course of business, in the management or operation of the Adviser or the Sub-Advisers relating to the Company and its Funds, the personnel managing the Funds, or other services provided to or other business activities of the Company. The Merger also is not expected to result in material changes in the business, corporate structure or composition of the senior management or personnel of the Adviser or the Sub-Advisers. Based on the foregoing, the Adviser does not anticipate that the Merger will cause a reduction in the quality of services now being provided to the Company, or have any adverse effect on the Adviser's or the Sub-Advisers' abilities to fulfill their respective obligations under the Proposed Agreements or to operate their businesses in a manner consistent with their current practices.

              Each of the Current Agreements, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. Any change of control of the Adviser and/or the Sub-Advisers is deemed to be an assignment. Because INVESCO Ordinary Shares constituting more than 25% of the outstanding voting securities of INVESCO will be issued to the shareholders of AIM, as a result of the Merger, there may be deemed to be a change in control of INVESCO. Such a change in control would cause an automatic termination of the Current Advisory Agreement, the Current ITC Agreement and the Current IMR Agreement under the 1940 Act.

              Accordingly, in anticipation of the consummation of the Merger and in order to ensure continuity of investment advisory services to the Company by the Adviser and to the Balanced Fund and the Multi-Asset Allocation Fund by ITC and IMR, respectively, a new investment advisory agreement between the Company and IFG is proposed to be approved by shareholders of each of the Funds. In addition, it is proposed that: shareholders of the Balanced Fund approve a new sub-advisory agreement between IFG and ITC and shareholders of the Multi-Asset Allocation Fund approve a new sub-advisory agreement between IFG and IMR.

              The Board, including a majority of those Directors who are not "interested persons" of the Company as such term is defined under the 1940 Act (the "Independent Directors"), has approved the Proposed Advisory Agreement and the Proposed Sub-Advisory Agreements.

     Evaluation of the Board of Directors

              At regular or special meetings of the Independent Directors and of the Board held on October 14, 15, 28, and 30 and on November 6, 1996, at each of which a majority of the Independent Directors were in attendance, the Directors present evaluated the Proposed Advisory Agreement and each of the Proposed Sub-Advisory Agreements. The Independent Directors had available to them the assistance of outside counsel throughout the process of determining whether to approve the Proposed Agreements. Prior to and during the meetings, the Independent Directors requested and received all information they deemed necessary to enable them to determine whether each of the Proposed Agreements is in the best interests of the Company, the Funds and their shareholders. At the meetings, the Independent Directors reviewed materials furnished by Fund management and met with representatives of INVESCO and with representatives of AIM. They noted that senior members of the management team of the Adviser will continue to be responsible for managing the day-to-day affairs of the Adviser and senior management members of each of the Sub-Advisers will continue to be responsible for managing the affairs of those companies. In evaluating the effect of the Merger, the Independent Directors viewed as significant the fact that the Adviser and the Sub-Advisers are expected to continue to provide to the Company, the Funds and their shareholders, after the Merger, investment advisory services of the same nature and quality as before the Merger. Also, the Independent Directors considered the possible effects of the Merger on the Company and its Funds.

              The Board considered the nature, quality and extent of services provided and expected to be provided by the Adviser to the Company, by ITC to the Balanced Fund and by IMR to the Multi-Asset Allocation Fund as well as the benefits derived by the Adviser, ITC and IMR. In addition, the Board discussed and reviewed the terms and provisions of the Proposed Advisory Agreement and the Proposed Sub-Advisory Agreements. The Board specifically noted that, other than the dates of execution, effectiveness and termination, the terms of each of the Proposed Agreements are the same, in all material respects, as the terms of the corresponding Current Agreements. Specifically, the Board noted that the fees and expenses payable under each of the Proposed Agreements are identical to the fees presently in effect under the corresponding Current Agreements.

              The Board also took note of the terms of the Merger Agreement and the effect of the addition of the substantial resources of AIM and its affiliated companies to the INVESCO group, including the reputation, experience, personnel, resources, financial condition and performance of A I M Advisors, Inc. The Board considered the statements made by representatives of INVESCO and AIM that the capabilities of the Adviser and the Sub-Advisers would not be adversely affected by the Merger and could be enhanced by the resources of AIM, although there was no assurance of the Adviser or Sub-Advisers obtaining any particular benefits.

              Based  upon  the  Directors' review  and  the  evaluations of  the materials they received, and in consideration of all factors deemed relevant to them, the Directors determined that each of the Proposed Agreements is fair, reasonable and in the best interests of the Company, the Funds and their shareholders. ACCORDINGLY, THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS PRESENT AT THE APPLICABLE MEETING, APPROVED EACH OF THE PROPOSED AGREEMENTS AND VOTED TO RECOMMEND THAT ALL OF THE COMPANY'S SHAREHOLDERS VOTE TO APPROVE THE PROPOSED ADVISORY AGREEMENT, THAT SHAREHOLDERS OF THE BALANCED FUND VOTE TO APPROVE THE PROPOSED ITC AGREEMENT AND THAT SHAREHOLDERS OF THE MULTI-ASSET ALLOCATION FUND VOTE TO APPROVE THE PROPOSED IMR AGREEMENT.

     The Proposed Advisory and Sub-Advisory Agreements

              If shareholders of each Fund approve the Proposed Advisory Agreement and shareholders of each of the Balanced Fund and the Multi-Asset Allocation Fund approve the Proposed ITC Agreement and the Proposed IMR Agreement, respectively, the Proposed Agreements will become effective immediately after the closing of the Merger. This summary of the Proposed Agreements is qualified in its entirety by reference to the form of such agreements attached to this Proxy Statement as Exhibits A.1., A.2. and A.3., respectively.

              Each of the Proposed Agreements will remain in effect, unless earlier terminated, for an initial term expiring two years from the Closing Date. As previously discussed, the sole purpose of entering into the Proposed Advisory Agreement and each of the Proposed Sub-Advisory Agreements is to enable IFG to continue to serve as the investment adviser to the Company and to enable ITC and IMR to continue to serve as sub-
     advisers to the Balanced Fund and the Multi-Asset Allocation Fund, respectively, after termination of each of the Current Agreements by virtue of the "assignment" of such agreements that could result from the Merger. THE MATERIAL TERMS AND PROVISIONS OF EACH OF THE PROPOSED AGREEMENTS, OTHER THAN THEIR RESPECTIVE EFFECTIVE AND TERMINATION DATES, ARE THE SAME, IN ALL SUBSTANTIVE RESPECTS, AS THOSE OF THE CORRESPONDING CURRENT AGREEMENTS, EACH OF WHICH IS SUMMARIZED BELOW.

     The Current Advisory Agreement

              The Current Advisory Agreement, dated April 30, 1993, was unanimously approved on October 20, 1993, by a vote cast in person by a majority of the Company's Directors, including a majority of the Independent Directors. On November 19, 1993, such agreement was approved by IFG, as the then sole shareholder of the Company, for an initial term expiring on April 30, 1995. The continuation of the Current Advisory Agreement until April 30, 1997, was approved by the Directors, including a majority of the Independent Directors, at a meeting of the Directors held on April 30, 1996, called for the purpose of approving the Current Advisory Agreement.

              The Current Advisory Agreement may be continued from year to  year as  to each  Fund as  long as  each such  continuance is  approved at least annually by the Board, or by a vote of the holders of a majority of the then-outstanding voting securities (as defined below under "Vote Required") of the Funds. Any such continuance also must be approved by a majority of the Independent Directors of the Company at a meeting called for the purpose of voting on such continuance. Upon sixty (60) days' written notice, the Current Advisory Agreement may be terminated at any time without penalty by the Board or by a majority of the then-outstanding voting securities of the Company or, with respect to a particular Fund, by a majority of the then-outstanding voting securities of that Fund, or by IFG. As discussed earlier, the Current Advisory Agreement terminates automatically in the event of its "assignment" under the 1940 Act.

              The Current Advisory Agreement provides that the Adviser shall (either directly or by delegation to a sub-adviser) maintain a continuous investment program for the Company and each of the Funds that is
     consistent  with  the  Company's  and  the   Funds'  respective  investment
     objectives and policies as set forth in (i) the Company's registration statement (the "Registration Statement") and prospectuses and Statements of Additional Information of each of the Funds (the "Prospectus" and the "SAI") as in effect from time to time under the 1940 Act and the
     Securities Act of 1933, as amended. In the performance of such duties, the Adviser shall, among other things: (i) manage the investment and reinvestment of the assets of the Company and the Funds; (ii) determine what securities are to be purchased or sold for the Company and the Funds and place, or arrange for the placement of, all orders for such transactions; (iii) furnish the Company and the Funds with investment analysis and research, reviews of current economic conditions and trends and considerations respecting long-range investment policies; (iv) make recommendations as to the manner in which rights pertaining to the Funds' portfolio securities should be exercised; (v) calculate the net asset value of each Fund as required by the 1940 Act; (vi) furnish requisite office space, equipment and facilities as may reasonably be requested by the Company from time to time; and (vii) maintain the Company's accounts and records and prepare all requisite corporate documents such as tax returns and reports to the Securities and Exchange Commission. Except to the extent assumed by IFG under the Current Advisory Agreement or required by law, expenses incurred in connection with the operations and organization of the Funds are borne by the Funds.

              As full compensation for its advisory services to the Company, IFG receives a monthly fee. The fee is based upon a percentage of each Fund's average net assets, determined daily. With respect to the Balanced Fund, the fee is calculated at the annual rate of: 0.60% of the first $350 million of the Fund's average net assets; 0.55% of the next $350 million of the Fund's average net assets; and 0.50% of the Fund's average net assets over $700 million. With respect to the Multi-Asset Allocation Fund, the fee is calculated at the annual rate of: 0.75% of the first $500 million of the Fund's average net assets; 0.65% of the next $500 million of the Fund's average net assets; and 0.50% of the Fund's average net assets over $1 billion.

              For the fiscal year ended July 31, 1996, the Balanced Fund and the Multi-Asset Allocation Fund each paid to IFG total advisory fees of $561,473 and $69,539, respectively. The net assets of each Fund totaled $115,065,851 and $9,573,580, respectively, at July 31, 1996.

              The Current Advisory Agreement provides that IFG shall not be liable for any error of judgment, mistake of law or for any loss arising out of any investment, or for any other act or omission in the performance of its obligations under the Current Advisory Agreement not involving wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under such Agreement.

     The Current Sub-Advisory Agreements

              Each of the Current Sub-Advisory Agreements is dated, and was unanimously approved on, October 20, 1993 by a majority of the Directors, including a majority of the Independent Directors. On November 19, 1993, IFG, the then sole shareholder of the Company, approved each of the Current Sub-Advisory Agreements for an initial term expiring on April 30, 1995. The continuation of the Current Sub-Advisory Agreements until April 30, 1997, was approved by the Directors, including a majority of the Independent Directors, at a meeting of the Directors held on April 30, 1996, called for the purpose of approving the Current Sub-Advisory Agreements.

              Each of the Current ITC Agreement and the Current IMR Agreement may be terminated at any time without penalty by IFG, the Board, a vote of a majority of the then-outstanding voting securities of the respective Fund or by ITC in the case of the Balanced Fund or IMR in the case of the

     Multi-Asset Allocation Fund.   Termination by IFG or a Sub-Adviser requires
     sixty (60) days' written notice to the other party and to the Company.

              Each of the Current Sub-Advisory Agreements provides, as applicable, that ITC, as sub-adviser to the Balanced Fund, and IMR, as sub-adviser to the Multi-Asset Allocation Fund, subject to the supervision of IFG and the Board, shall maintain a continuous investment program for the Balanced Fund and the Multi-Asset Allocation Fund, respectively, that is consistent with each Fund's respective investment objectives and policies as set forth in the Company's Registration Statement and in the Fund's Prospectus and SAI. In the performance of such duties, each Sub-Adviser is obligated to provide the Fund it sub-advises with the same services as those set forth above in clauses (i) through (iv) with respect to the services provided to the Company and the Funds by the Adviser.

              The Current ITC Agreement provides that as compensation for its services, ITC shall receive from IFG, at the end of each month, a fee based upon the Balanced Fund's average net assets, determined daily. Specifically, the fee is calculated at the annual rate of: 0.30% of the first $350 million of the Balanced Fund's average net assets; 0.275% of the next $350 million of the Balanced Fund's average net assets; and 0.25% of the Balanced Fund's average net assets over $700 million.

              The Current IMR Agreement provides that as compensation for its services, IMR shall receive from IFG, at the end of each month, a fee based upon Multi-Asset Allocation Fund's average net assets, determined daily. Specifically, the fee is calculated at the annual rate of: 0.375% of the first $500 million of the Fund's average net assets; 0.325% of the next $500 million of the Fund's average daily net assets; and 0.25% of the Fund's average net assets over $1 billion.

              With respect to each of the Current Sub-Advisory Agreements, the sub-advisory fees are paid by IFG, and not by the Funds or their shareholders.

              Under the Current ITC Agreement and the Current IMR Agreement, neither of the Sub-Advisers shall be liable for any error of judgment, mistake of law or for any loss arising out of any investment, any act or omission in the performance of sub-advisory services rendered with respect to the Company or to the Balanced Fund in the case of ITC and to the Multi-Asset Allocation Fund in the case of IMR, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under such agreements.

     Information Concerning Adviser and Affiliated Companies

              IFG, a Delaware corporation, serves as the Company's investment adviser. IFG is a wholly-owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street, N.E., Atlanta, Georgia

     30309. INAH is an indirect wholly-owned subsidiary of INVESCO.1 The corporate headquarters of INVESCO are located at 11 Devonshire Square, London EC2M 4YR, England. IFG's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. IFG currently serves as investment adviser of 14 open-end investment companies having aggregate net assets of $13.7 billion. Exhibit B to this Proxy Statement includes a list of investment companies, including the Company, for which the Adviser or the Sub-Advisers provide advisory services and which have similar investment objectives to those of the Funds, and sets forth the net assets of and advisory fees payable by such companies.

              The principal executive officer and directors of IFG and their principal occupations are:

              Dan J. Hesser, Chairman of the Board, President, Chief Executive Officer; Brian N. Minturn, Executive Vice President and Director; Frank M. Bishop, Director, also, President and Chief Operating Officer of INVESCO, Inc.; Samuel T. DeKinder, Director, also, Institutional Marketing Manager of INVESCO North America; Hubert L. Harris, Jr., Director, also, President of INVESCO Services, Inc., Director of INVESCO, Chief Executive Officer of INVESCO Individual Services Group; Robert J. O'Connor, Director, also, Chief Executive Officer and President of INVESCO Retirement Plan Services, a division of IFG; and R. Dalton Sim, Director, also, President and Director of INVESCO Trust Company.

              The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237, with the exception of the address of Messrs. Bishop, DeKinder and Harris, which is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309 and Mr. O'Connor, whose address is 1355 Peachtree Street, N.E., Atlanta, Georgia 30309.

              IFG also acts as the Company's Distributor. Pursuant to an Administrative Services Agreement between the Company and IFG, IFG also provides administrative services to the Company, including sub-accounting and recordkeeping services and functions. During the fiscal year ended July 31, 1996, the Company paid IFG total compensation of $35,428 in payment of such services ($24,037 and $11,391 of such compensation was paid IFG by the Balanced Fund and the Multi-Asset Allocation Fund, respectively).

              During the fiscal year ended July 31, 1996, the Company paid IFG, which also serves as the Company's registrar, transfer agent and dividend disbursing agent, total compensation of $229,889 for such services ($203,967 and $25,922 of such compensation was paid IFG by the Balanced Fund and the Multi-Asset Allocation Fund, respectively).



     1/       The  intermediary  companies  between  INAH  and  INVESCO  are  as follows: INVESCO, Inc., INVESCO Group Services, Inc. and INVESCO North American Group, Ltd., each of which is wholly-owned by its immediate parent.

              Pursuant to each of the Funds' Plan and Agreement of Distribution pursuant to Rule 12b-1 under the 1940 Act, the Company paid IFG during the fiscal year ended July 31, 1996, total reimbursements of $239,063 ($216,431 and $22,632 of such reimbursements was paid IFG by the Balanced Fund and the Multi-Asset Allocation Fund, respectively).

              Once the Merger is consummated and the Proposed Agreements are approved, IFG fully intends to continue to provide the same level, quality and nature of the foregoing services to the Company and its Funds as are currently being provided.

     Information Concerning Sub-Advisers

              INVESCO Trust Company
              ---------------------

              INVESCO  Trust Company  ("ITC"), 7800  East Union  Avenue, Denver,
     Colorado 80237, a Colorado trust company incorporated in 1969, is a wholly-owned subsidiary of IFG. IFG, as investment adviser, has contracted with ITC for investment advisory and research services on behalf of the Balanced Fund. ITC has the primary responsibility for providing portfolio investment management services to the Fund. ITC also served as adviser or sub-adviser to 47 investment portfolios as of October 31, 1996, including 27 portfolios in the INVESCO group. These 47 portfolios had aggregate assets of approximately $12.5 billion as of
     October 31, 1996. In addition, ITC provides investment management services to private clients, including employee benefit plans that may be invested in a collective trust sponsored by ITC.

              The principal executive officer and directors of ITC and their principal occupations are:

              R. Dalton Sim, President, Chief Executive Officer and Director; Frank M. Bishop, Director, also, President and Chief Operating Officer of INVESCO, Inc.; Samuel T. DeKinder, Director, also, Institutional Marketing Manager of INVESCO North America; and Dan J. Hesser, Director, also, President, Chief Executive Officer and Director of IFG.

              The address of each of the foregoing officers and directors is set forth above.

              INVESCO Management & Research, Inc.
              -----------------------------------

              INVESCO Management & Research, Inc. ("IMR"), 101 Federal Street, Boston, Massachusetts 02110, formerly Gardener and Preston Moss, Inc., is a wholly-owned subsidiary of INAH. IFG, as investment adviser, has contracted with IMR for investment advisory and research services on behalf of the Multi-Asset Allocation Fund. IMR has the primary responsibility for providing portfolio investment management services to the Fund. IMR also acts as sub-adviser to the INVESCO Small Company Fund and the INVESCO MultiFlex Fund and offers investment services to U.S. institutions and wealthy individuals.

              The principal executive officer and directors of IMR and their principal occupations are:

              Frank   J.  Keeler,  Chief   Executive  Officer,   President,  and
     Director; Frank M. Bishop, Chairman of the Board, also, President and Chief Operating Officer of INVESCO, Inc.; and William M. McCarthy, Senior Vice President and Director.

              The address of Mr. Bishop is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. The address of Messrs. Keeler and McCarthy is 101 Federal Street, Boston, Massachusetts 02110.

     Vote Required

              As provided under the 1940 Act, approval of the Proposed Advisory Agreement will require the affirmative vote of a majority of the outstanding shares of each Fund voting separately as a class and approval of each of the respective Proposed Sub-Advisory Agreements will require the affirmative vote of a majority of the outstanding shares of each Fund, voting separately as a class. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of each Fund are present or represented by proxy, or (b) more than 50% of the total outstanding shares of each Fund.


     THE DIRECTORS, INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS, RECOMMEND THAT ALL OF THE COMPANY'S SHAREHOLDERS VOTE TO APPROVE THE PROPOSED ADVISORY AGREEMENT BETWEEN THE COMPANY AND IFG, THAT SHAREHOLDERS OF THE BALANCED FUND VOTE TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN IFG AND ITC AND THAT SHAREHOLDERS OF THE MULTI-ASSET ALLOCATION FUND VOTE TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN IFG AND IMR.



                  PROPOSAL 2:  Election of Directors of the Company


              The Company currently has eleven Directors. Vacancies on the Board are generally filled by appointment by the remaining Directors. However, the 1940 Act provides that vacancies may not be filled by Directors unless thereafter at least two-thirds of the Directors shall have been elected by shareholders. To enable the requirement to be met in the future without the necessity of calling additional shareholder meetings, at this Meeting, shareholders are being asked to elect the current eleven Directors to hold office until the next meeting of shareholders or until their successors are elected and qualified. Under the provisions of the Company's by-laws, as permitted by Maryland law, the

     Company  does not anticipate  holding annual  shareholder meetings.   Thus,
     the Directors will be elected for indefinite terms.

              Seven of the current Directors are "Independent Directors," i.e., Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act. The nominees for election as Directors have been proposed by the Directors now serving or, in the case of nominees for positions  as  Independent  Directors, by  the  Independent  Directors  now
     serving.
              The persons named as attorneys-in-fact in the enclosed proxy have advised the Company that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named below. All of the nominees have consented to being named in this Proxy Statement and to serve, if elected, and no circumstances now known will prevent any of the nominees from serving. If any nominee should be unable or unwilling to serve, the proxy will be voted for a substitute nominee proposed by the present Directors or in the case of an Independent Director nominee, by the Independent Directors.

              Set forth below is information concerning the nominees for Directors to be elected at this Meeting:

                                                                                                     Number of Company
                                                                                     Director or     Shares
                                                                                     Executive       Beneficially
                                     Position, if Any, with the Company,             Officer of      Owned Directly or
                                     Principal Occupation and Business               the Company     Indirectly on
              Name and Age           Experience (during past five years)                Since        Dec. 9, 1996(1)
              ------------           -----------------------------------             -----------     -----------------



       Charles W. Brady* 3, 5, 6     Chairman  of the Board  of the Company. Chief        1993
       Age 61                        Executive  Officer  and  Director of  INVESCO
                                     and   of   various     subsidiaries  thereof;
                                     Chairman of  the  Board  of  INVESCO  Advisor
                                     Funds,  Inc.   ("Advisor    Funds"),  INVESCO
                                     Treasurer's   Series    Trust   ("Treasurer's
                                     Series   Trust")   and   The  Global   Health
                                     Sciences Fund ("GHSF").










                                          18






                                                                                                     Number of Company
                                                                                     Director or     Shares
                                                                                     Executive       Beneficially
                                     Position, if Any, with the Company,             Officer of      Owned Directly or
                                     Principal Occupation and Business               the Company     Indirectly on
              Name and Age           Experience (during past five years)                Since        Dec. 9, 1996(1)
              ------------           -----------------------------------             -----------     -----------------


       Dan J. Hesser* 3, 5           President,   Chief  Executive   Officer   and        1993
       Age 56                        Director  of  the Company.   Chairman  of the
                                     Board, President and  Chief Executive Officer
                                     of IFG;  Director  of ITC;  Trustee of  GHSF;
                                     Chairman  and  Director  of  Britannia  North
                                     American Holdings, Inc.


       Fred A. Deering 2, 3, 5       Vice Chairman  of the  Board of  the Company.        1993
       Age 68                        Vice   Chairman   of   Advisor    Funds   and
                                     Treasurer's   Series Trust;  Trustee of GHSF;
                                     formerly,      Chairman   of  the   Executive
                                     Committee  and    Chairman  of  the Board  of
                                     Security  Life  of Denver  Insurance Company,
                                     Denver, Colorado;   Director  of ING  America
                                     Life   Insurance     Company,   Urbaine  Life
                                     Insurance  Company  and    Midwestern  United
                                     Life Insurance Company.


       Dr. Victor L. Andrews 4, 6    Director   of   the   Company.      Professor        1993
       Age 66                        Emeritus, Chairman  Emeritus and Chairman  of
                                     the  CFO  Roundtable  of  the  Department  of
                                     Finance   of   Georgia    State   University,
                                     Atlanta,    Georgia;    President,    Andrews
                                     Financial   Associates,    Inc.   (consulting
                                     firm);  formerly, member of  the faculties of
                                     the  Harvard  Business School  and  the Sloan
                                     School of Management of MIT.   Dr. Andrews is
                                     also a  Director of  The Southeastern  Thrift
                                     and Bank Fund,  Inc., Sheffield Total  Return
                                     Fund  and  Sheffield  Intermediate-Term  Bond
                                     Fund.


       Bob R. Baker 3, 4, 5          Director  of  the  Company.    President  and        1993
       Age 60                        Chief   Executive  Officer   of  AMC   Cancer
                                     Research  Center,  Denver,   Colorado,  since
                                     January 1989.





                                          19






                                                                                                     Number of Company
                                                                                     Director or     Shares
                                                                                     Executive       Beneficially
                                     Position, if Any, with the Company,             Officer of      Owned Directly or
                                     Principal Occupation and Business               the Company     Indirectly on
              Name and Age           Experience (during past five years)                Since        Dec. 9, 1996(1)
              ------------           -----------------------------------             -----------     -----------------


       Lawrence H. Budner 2, 6       Director of the Company.  Trust Consultant.          1993
       Age 66


       Daniel D. Chabris 2, 3, 5     Director   of   the   Company.      Financial        1993
       Age 73                        Consultant.


       A. D. Frazier, Jr.* 4         Director  of  the  Company.   Executive  Vice        1995
       Age 52                        President of  INVESCO;  from  1991  to  1996,
                                     Senior Executive  Vice  President  and  Chief
                                     Operating  Officer of  the  Atlanta Committee
                                     for  the  Olympic Games;    Trustee  of GHSF;
                                     Director of Charter Medical Corp.


       Hubert L. Harris, Jr.*        Director  of  the Company.    Chief Executive        1996
       Age 53                        Officer   of  INVESCO   Individual   Services
                                     Group;  President, Chairman of  the Board and
                                     Chief Executive Officer  of INVESCO Services,
                                     Inc.  and the  Advisor  Funds; President  and
                                     Trustee of GHSF; and Director of INVESCO.


       Kenneth T. King 3, 4, 5, 6    Director of the Company.                             1993
       Age 71


       John W. McIntyre 2            Director of the Company.   Retired; formerly,        1995
       Age 66                        Vice Chairman  of the Board  of Directors  of
                                     The  Citizens  and Southern  Corporation  and
                                     Chairman  of the  Board  and Chief  Executive
                                     Officer of The Citizens and Southern  Georgia
                                     Corp.  and  Citizens  and  Southern  National
                                     Bank; Director  of Golden Poultry  Co., Inc.;
                                     Trustee of  GHSF  and of  Gables  Residential
                                     Trust.

     1 As interpreted by the Securities and Exchange Commission, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security. The persons listed have some or complete voting and investment power with respect to their respective fund shares.

     2        Member of Audit Committee.

     3        Member of Executive Committee.

     4        Member of Management Liaison Committee.

     5        Member of Valuation Committee.

     6        Member of Compensation Committee.

     * Because of his affiliation with INVESCO, with the Company's investment advisers or with companies affiliated with INVESCO, this individual is deemed to be an "interested person" of the Company as that term is defined in the 1940 Act.

              As discussed above under Proposal No. 1, the terms of the Merger Agreement require that immediately after the Merger is effected, 75% of the members of the Board not be "interested persons" of the Company, as that term is defined in the 1940 Act. As noted above, seven of the current Directors (63%) are Independent Directors. Thus, the composition of the Board you are being asked to elect would not meet the 75% requirement. Therefore, prior to the closing of the Merger, it is the current intention that a sufficient number of "interested" Directors would resign from the Board so that the Board would be in compliance with the 75% requirement at the time the Merger is effected. However, it would also be possible to comply with Section 15(f) if the Independent Directors then serving were to determine to increase the number of "disinterested" Directors by nominating and electing a sufficient number of additional Independent Directors, either before or after the closing of the Merger. If that were to happen, fewer, if any, "interested" Directors would be required to resign, or any that had resigned could be re-elected by the Directors then serving, so long as the 75% requirement continued to be met.

              The  committees  of  the  Board  are the  compensation  committee, executive committee, audit committee, management liaison committee and valuation committee. The Company does not have a nominating committee.
     During the intervals between the meetings of the Board, and except for certain powers which, under applicable law and/or the Company's by-laws, may only be exercised by the full Board, the executive committee may exercise all powers and authority of the Board in the management of Company business. All decisions are subsequently submitted for ratification by the full Board. The audit committee, consisting of four Independent Directors, meets periodically with the Company's independent accountants and the executive officers of the Company. This committee reviews the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the independent accountants and other matters. All of the recommendations of the audit committee are reported to the full Board. During the past fiscal year, the Board met three times, the audit committee met four times, the management liaison committee met three times and the compensation committee met once. During the Company's last fiscal year, each director nominee attended seventy-five percent or more of the aggregate of the Board meetings and meetings of the committees of the Board on which he served [,with the exception of Messrs. Brady and Frazier who attended [___]% of the aggregate of such meetings and Mr. King who, because of non-recurring health difficulties, attended 73% of the aggregate of such meetings].

              The Company pays its Independent Directors the director's fees and board vice chairman and committee chairmen fees described below and reimburses Directors for travel expenses incurred in attending meetings. Messrs. Brady, Harris, Hesser and, as of November 1, 1996, Frazier, as "interested persons" of the Company and of other funds in the INVESCO Fund Complex,2 receive compensation and are reimbursed for travel expenses incurred in attending meetings as officers or employees of IFG or of its affiliated companies, but do not receive any directors' fees or other compensation from the Company or from other companies in the INVESCO Fund Complex for their services as Directors.

              The following table sets forth, for the fiscal year ended July 31, 1996: the compensation paid by the Company to its seven current Independent Directors (and to Mr. Frazier, for the period before he became an "interested person" of the Company on November 1, 1996) for services rendered in their capacities as Directors of the Company; the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these Directors upon retirement as a result of their service to the Company. In addition, the table sets forth the total compensation paid by all of the mutual funds in the INVESCO Fund Complex to these Directors for services rendered in their capacities as directors or trustees during the year ended December 31, 1995. As of December 31, 1995, there were 48 funds in the INVESCO Fund Complex.















     2/       As  used herein, the  term "INVESCO Fund Complex"  refers to those funds distributed by IFG (including the Company), the Advisor Funds, GHSF and Treasurer's Series Trust.

      Name and Position               Aggregate             Pension /       Estimated Annual    Total Compensation
                                  Compensation from         Retirement      Benefits Upon       from INVESCO Fund
                                         the             Benefits Accrued   Retirement 3         Complex Paid to
                                       Company 1        as Part of Company                         Directors 1
                                                            Expenses 2


      Fred A. Deering, Vice               2,212                 120                100                 87,350
      Chairman of the Board

      Victor L. Andrews,                  2,180                 106                110                 68,000
      Director

      Bob R. Baker, Director              2,189                 109                147                 73,000

      Lawrence H. Budner,                 2,165                 113                110                 68,350
      Director

      Daniel D. Chabris,                  2,190                 129                 78                 73,350
      Director

      A. D. Frazier, Jr.,                 2,144                   0                  0                 63,500
      Director 4

      Kenneth T. King,                    2,179                 124                 90                 70,000
      Director

      John W. McIntyre,                   2,158                   0                  0                 67,850
      Director 4                         ------                 ---                ---                -------

                     TOTAL               17,417                 701                635                571,400
                                         ======                 ===                ===                =======


      % OF NET ASSETS
                                      0.0140% 5             0.0006% 5                               0.0043% 6

     1 The vice chairman of the Board, the chairmen of the audit, management liaison and compensation committees, and the members of the audit, management liaison, executive and valuation committees receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.

     2 Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the Directors.

     3 These amounts represent the Company's share of the estimated annual benefits payable by the INVESCO Fund Complex (excluding GHSF, which does not participate in any retirement plan) upon the Directors' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Fund Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the Directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Fund Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective Directors. This results in lower estimated benefits for Directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Messrs. Frazier and McIntyre, each of these Directors has served as a director/trustee of one or more of the funds in the INVESCO Fund Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

     4 Messrs. Frazier and McIntyre began serving as Directors of the Company on April 19, 1995.

     5 Total as a percentage of the Company's net assets as of July 31, 1996.

     6 Total as a percentage of the net assets of the INVESCO Fund Complex as of December 31, 1995.

              The officers of the Company, all of whom are officers and employees of, and paid by, IFG, are responsible for the day-to-day administration of the Company and of each of the Funds. The investment adviser for each Fund has the primary responsibility for making investment decisions on behalf of that Fund. These investment decisions are reviewed by the IFG investment committee.

              All of the officers and Directors of the Company hold comparable positions with the following investment companies which comprise the INVESCO Fund Complex: INVESCO Diversified Funds, Inc., INVESCO Dynamics Fund, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., and INVESCO Variable Investment Funds, Inc. All of the officers and Directors of the Company hold comparable positions with INVESCO Value Trust. In addition, all of the Directors of the Company are also Directors of INVESCO Advisor Funds, Inc. (formerly known as The EBI Funds, Inc.); and, with the exception of Mr. Hesser, Trustees of INVESCO Treasurer's Series Trust.

     Vote Required

              The Directors will be elected by a plurality of the votes present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present.

              THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE TO ELECT ALL OF THE NOMINEES LISTED ABOVE.



                 PROPOSAL 3:  Ratification or Rejection of Selection
                              of Independent Accountants

              The Directors of the Company, including a majority of its Independent Directors, have selected Price Waterhouse LLP to continue to serve as independent accountants of the Company for the fiscal year ending July 31, 1997, subject to ratification by the Company's shareholders. This firm has no direct financial interest or material indirect financial interest in the Company. Representatives of this firm are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

              The following summarizes Price Waterhouse LLP's audit services for the fiscal year ended July 31, 1996: audit of annual financial statements; preparation of the Company's federal and state income tax returns; preparation of the Company's federal excise tax return; consultation with the Company's audit committee; and routine consultation on financial accounting and reporting matters.

              The Board authorized all services performed by Price Waterhouse LLP on behalf of the Company. In addition, the Board annually reviews the scope of services to be provided by Price Waterhouse LLP and considers the effect, if any, that performance of any non-audit services might have on audit independence.

              An audit committee, consisting of four Independent Directors, meets periodically with the Company's independent accountants to review accounting and reporting requirements.

     Vote Required

              The ratification of the selection of the independent accountants must be approved by a majority of the shares present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present.

              THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL 3.

                                    OTHER BUSINESS

              The management of the Company has no business to bring before the Meeting other than the matters described above. Should any other business be presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                SHAREHOLDER PROPOSALS

              The  Company  does  not  hold  annual  meetings  of  shareholders.
     Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Company, 7800 East Union Avenue, Denver, Colorado 80237. The Company has not received any shareholder proposals to be presented at this Meeting.



                                       By Order of the Board of Directors,



                                       Glen A. Payne
                                       Secretary


     December 26, 1996

                                                                    EXHIBIT A.1.


                            INVESTMENT ADVISORY AGREEMENT

              THIS AGREEMENT is made this 28th day of February, 1997, Denver, Colorado, by and between INVESCO Funds Group, Inc. (the "Adviser"), a Delaware corporation, and INVESCO Multiple Asset Funds, Inc., a Maryland Corporation (the "Fund").

                                W I T N E S S E T H :

              WHEREAS, the Fund is a corporation organized under the laws of the State of Maryland; and

              WHEREAS, the Fund  is registered under the  Investment Company Act of 1940, as amended (the "Investment Company Act"), as a diversified, open end management investment company and has one class of shares (the "Shares"), which is divided into two series, each representing an interest in a separate portfolio of investments (such series initially being the INVESCO Multi-Asset Allocation Fund and INVESCO Balanced Fund (the "Portfolios"); and

              WHEREAS, the Fund desires that the Adviser manage its investment operations and the Adviser desires to manage said operations;

              NOW, THEREFORE, in consideration of these premises and of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

              1. INVESTMENT MANAGEMENT SERVICES. The Adviser hereby agrees to manage the investment operations of the Fund and its Portfolios, subject to the terms of this Agreement and to the supervision of the Fund's directors (the "Directors"). The Adviser agrees to perform, or arrange for the performance of, the following specific services for the Fund:

                      (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund and the Portfolios of the Fund;

                      (b) to maintain a continuous investment program for the Fund and each Portfolio of the Fund, consistent with (i) the Fund's and each Portfolio's investment policies as set forth in the Fund's Registration Statement, as from time to time amended, under the Investment Company Act of 1940, as amended (the "1940 Act"), and in any prospectus and/or statement of additional information of the Fund or any Portfolio of the Fund, as from time to time amended and in use under the Securities Act of 1933, as amended, and
                               (ii) the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

                      (c) to determine what securities are to be purchased or sold for the Fund and its Portfolios, unless otherwise directed by the Directors of the Fund, and to execute transactions accordingly;

                      (d) to provide to the Fund and the Portfolios of the Fund the benefit of all of the investment analyses and research, the reviews of current economic conditions and trends, and the consideration of long range investment policy now or hereafter generally available to investment advisory customers of the Adviser;

                      (e) to determine what portion of the Fund and each Portfolio of the Fund should be invested in common stocks, preferred stocks, Government obligations, commercial paper, certificates of deposit, bankers' acceptances, variable amount notes, corporate debt obligations, and any other authorized securities;

                      (f) to make recommendations as to the manner in which voting rights, rights to consent to Fund and/or Portfolio action and any other rights pertaining to the Fund's portfolio securities shall be exercised; and

                      (g) to calculate the net asset value of the Fund and each Portfolio, as applicable, as required by the 1940 Act, subject to such procedures as may be established from time to time by the Fund's Directors, based upon the information provided to the Adviser by the Fund or by the custodian, co custodian or sub custodian of the Fund's or any of the Portfolios' assets (the "Custodian") or such other source as designated by the Directors from time to time.

                      With respect to execution of transactions for the Fund and for the Portfolios, the Adviser shall place, or arrange for the placement of, all orders for the purchase or sale of portfolio securities with brokers or dealers selected by the Adviser. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to obtain for the Fund and the Portfolios the most favorable execution and price; after fulfilling this primary requirement of obtaining the most favorable execution and price, the Adviser is hereby expressly authorized to consider as a secondary factor in selecting brokers or dealers with which such orders may be placed whether such firms furnish statistical, research and other information or services to the Adviser. Receipt by the Adviser of any such statistical or other information and services should not be deemed to give rise to any requirement for
                      adjustment  of   the  advisory  fee  payable  pursuant  to
                      paragraph 4 hereof.  The Adviser  may follow  a policy  of considering sales of shares of the Fund as a factor in the selection of broker/dealers to execute portfolio transactions, subject to the requirements of best execution discussed above.

                      The Adviser shall for all purposes herein provided be deemed to be an independent contractor.

              2. ALLOCATION OF COSTS AND EXPENSES. The Adviser shall reimburse the Fund monthly for any salaries paid by the Fund to officers, Directors, and full time employees of the Fund who also are officers, general partners or employees of the Adviser or its affiliates. Except for such subaccounting, recordkeeping, and administrative services which are to be provided by the Adviser to the Fund under the Administrative Services Agreement between the Fund and the Adviser dated October 20, 1993, which was approved on October 20, 1993, by the Fund's board of directors, including all of the independent directors, at the Fund's request the Adviser shall also furnish to the Fund, at the expense of the Adviser, such competent executive, statistical, administrative, internal accounting and clerical services as may be required in the judgment of the Directors of the Fund. These services will include, among other things, the maintenance (but not preparation) of the Fund's accounts and records, and the preparation (apart from legal and accounting costs) of all requisite corporate documents such as tax returns and reports to the Securities and Exchange Commission and Fund shareholders. The Adviser also will furnish, at the Adviser's expense, such office space, equipment and facilities as may be reasonably requested by the Fund from time to time.

                      Except to the extent expressly assumed by the Adviser herein and except to the extent required by law to be paid by the Adviser, the Fund shall pay all costs and expenses in connection with the operations and organization of the Fund. Without limiting the generality of the foregoing, such costs and expenses payable by the Fund include the following:

                      (a) all brokers' commissions, issue and transfer taxes, and other costs chargeable to the Fund and any Portfolio in connection with securities transactions to which the Fund or any Portfolio is a party or in connection with securities owned by the Fund or any Portfolio;

                      (b) the fees, charges and expenses of any independent public accountants, custodian, depository, dividend disbursing agent, dividend reinvestment agent, transfer agent, registrar, independent pricing services and legal counsel for the Fund or for any Portfolio;

                      (c) the interest on indebtedness, if any, incurred by the Fund or any Portfolio;

                      (d) the taxes, including franchise, income, issue, transfer, business license, and other corporate fees payable by the Fund or any Portfolio to federal, state, county, city, or other governmental agents;

                      (e) the fees and expenses involved in maintaining the registration and qualification of the Fund and of its shares under laws administered by the Securities and Exchange Commission or under other applicable regulatory requirements, including the preparation and printing of prospectuses and statements of additional information;

                      (f)      the compensation and expenses of its Directors;

                      (g) the costs of printing and distributing reports, notices of shareholders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to the Fund's shareholders, as well as all expenses of shareholders' meetings and Directors' meetings;

                      (h) all costs, fees or other expenses arising in connection with the organization and filing of the Fund's Articles of Incorporation, including its initial registration and qualification under the 1940 Act and under the Securities Act of 1933, as amended, the initial determination of its tax status and any rulings obtained for this purpose, the initial registration and qualification of its securities under the laws of any state and the approval of the Fund's operations by any other federal or state authority;

                      (i) the expenses of repurchasing and redeeming shares of the Fund;

                      (j)      insurance premiums;

                      (k) the costs of designing, printing, and issuing certificates representing shares of beneficial interest of the Fund;

                      (l) extraordinary expenses, including fees and disbursements of Fund counsel, in connection with litigation by or against the Fund or any Portfolio;

                      (m) premiums for the fidelity bond maintained by the Fund pursuant to Section 17(g) of the 1940 Act and rules promulgated thereunder (except for such premiums as may be allocated to the Adviser as an insured thereunder);

                      (n)      association and institute dues; and

                      (o) the expenses, if any, of distributing shares of the Fund paid by the Fund pursuant to a Plan and Agreement of Distribution adopted under Rule 12b 1 of the Investment Company Act of 1940.

              3. USE OF AFFILIATED COMPANIES. In connection with the rendering of the services required to be provided by the Adviser under this Agreement, the Adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Fund, make use of its affiliated companies and their employees; provided that the Adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement and that all costs and expenses associated with the providing of services by any such companies or employees and required by this Agreement to be borne by the Adviser shall be borne by the Adviser or its affiliated companies.

              4.      COMPENSATION  OF  THE  ADVISER. For  the  services  to  be rendered and the charges and expenses to be assumed by the Adviser hereunder, the Fund shall pay to the Adviser an advisory fee which will be computed on a daily basis and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of each Portfolio of the Fund, as determined by valuations made in accordance with the Fund's procedure for calculating the Portfolios' net asset value as described in the Fund's Prospectus and/or Statement of Additional Information. The advisory fee to the Adviser with respect to the Portfolio designated as INVESCO

                      Multi-Asset Allocation Fund shall be computed at the following annual rate: 0.75% of the first $500 million of such Portfolio's average net assets, 0.65% of such Portfolio's average net assets in excess of $500 million but not more than $1 billion, and 0.50% of such Portfolio's average net assets in excess of $1 billion. The advisory fee to the Adviser with respect to the Portfolio designated as INVESCO Balanced Fund shall be computed at the following annual rate: 0.60% of the first $350 million of such Portfolio's average net assets, 0.55% of such Portfolio's average net assets in excess of $350 million but not more than $700 million, and 0.50% of such Portfolio's average net assets in excess of $700 million.

                      During any period when the determination of the Portfolios' net asset value is suspended by the Directors of the Fund, the net asset value of a share of the
                      Portfolios as of the last business day prior to such suspension shall, for the purpose of this Paragraph 4, be deemed to be the net asset value at the close of each succeeding business day until it is again determined. However, no such fee shall be paid to the Adviser with respect to any assets of the Fund or any Portfolio thereof which may be invested in any other investment company for which the Adviser serves as investment adviser. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in effect for the entire month.

                      If, in any given year, the sum of a Portfolio's expenses exceeds the most restrictive state imposed annual expense limitation, the Adviser will be required to reimburse the Portfolio for such excess expenses promptly. Interest, taxes and extraordinary items such as litigation costs are not deemed expenses for purposes of this paragraph and shall be borne by the Fund or such Portfolio in any event. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and shall not be deemed to be expenses for purposes of this paragraph.

              5. AVOIDANCE OF INCONSISTENT POSITIONS AND COMPLIANCE WITH LAWS. In connection with purchases or sales of securities for the investment portfolio of the Fund or any Portfolio, neither the Adviser nor its officers or employees will act as a principal or agent for any party other than the Fund or any Portfolio or receive any commissions. The Adviser will comply with all applicable laws in acting hereunder including, without limitation, the 1940 Act; the Investment Advisers Act of 1940, as amended; and all rules and regulations duly promulgated under the foregoing.

              6. DURATION AND TERMINATION. This Agreement shall become effective as of the date it is approved by a majority of the outstanding voting securities of the Portfolios of the Fund, and unless sooner terminated as hereinafter provided, shall remain in force for an initial term expiring two years from the date of execution, and from year to year thereafter, but only as long as such continuance  is  specifically approved  at  least annually
                      (i) by  a vote  of a  majority of  the outstanding  voting securities of the Portfolios of the Fund or by the Directors of the Fund, and (ii) by a majority of the Directors of the Fund who are not interested persons of the Adviser or the Fund by votes cast in person at a meeting called for the purpose of voting on such approval. In the event of the disapproval of this Agreement, or of the continuation hereof, by the shareholders of a particular Portfolio (or by the Directors of the Fund as to a particular Portfolio), the parties intend that such disapproval shall be effective only as to such Portfolio, and that such disapproval shall not affect the validity or effectiveness of the approval of this Agreement, or of the continuation hereof, by the shareholders of any other Portfolio (or by the Directors, including a majority of the disinterested Directors) as to such other Portfolio; in such case, this Agreement shall be deemed to have been validly approved or continued, as the case may be, as to such other Portfolio.

                      This Agreement may, on 60 days' prior written notice, be terminated without the payment of any penalty, by the Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund or, with respect to a particular Portfolio, by a majority of the outstanding voting securities of that Portfolio, as the case may be, or by the Adviser. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the 1940 Act, in which event this Agreement shall remain in full force and effect subject to the terms and provisions of said order. In interpreting the provisions of this paragraph 6, the definitions contained in Section 2(a) of the 1940 Act and the applicable rules under the 1940 Act (particularly the definitions of "interested person," "assignment" and "vote of a majority of the outstanding voting securities") shall be applied.

                      The Adviser agrees to furnish to the Directors of the Fund such information on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

                      Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation described in paragraph 4 earned prior to such termination.

              7. NON EXCLUSIVE SERVICES. The Adviser shall, during the term of this Agreement, be entitled to render investment advisory services to others, including, without limitation, other investment companies with similar objectives to those of the Fund or any Portfolio of the Fund. The Adviser may, when it deems such to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for the Fund or any Portfolio in order to obtain best execution and lower brokerage commissions. In such event, the Adviser shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund or any Portfolio and the Adviser's other customers.

              8. LIABILITY. The Adviser shall have no liability to the Fund or any Portfolio or to the Fund's shareholders or creditors, for any error of judgment, mistake of law, or for any loss arising out of any investment, nor for any other act or omission, in the performance of its obligations to the Fund or any Portfolio not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder.

              9.      Miscellaneous Provisions.
                      ------------------------

                      NOTICE. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

                      AMENDMENTS HEREOF. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Fund and the Adviser, and no material amendment of this Agreement shall be effective unless approved by (1) the vote of a majority of the Directors of the Fund, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such amendment, and (2) the vote of a majority of the outstanding voting securities of any Portfolio of the Fund affected by such amendment; provided, however, that this paragraph shall not prevent any immaterial amendment(s) to this Agreement, which amendment(s) may be made without shareholder approval, if such amendment(s) are made with the approval of (1) the Directors and (2) a majority of the Directors of the Fund who are not interested persons of the Adviser or the Fund. In the event of the disapproval of an amendment of this Agreement by the shareholders of a particular Portfolio (or by the Directors of the Fund as to a particular
                      Portfolio), the parties intend that such disapproval shall be effective only as to such Portfolio, and that such disapproval shall not affect the validity or effectiveness of the approval of the amendment by the shareholders of any other Portfolio (or by the Directors, including a majority of the disinterested Directors) as to such other Portfolio; in such case, this Agreement shall be deemed to have been validly amended as to such other Portfolio.

                      SEVERABILITY. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

                      HEADINGS. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

                      APPLICABLE LAW. This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Colorado, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control.

              IN WITNESS WHEREOF, the Adviser and the Fund each has caused this Agreement to be duly executed on its behalf by an officer thereunto duly authorized, the day and year first above written.


                                       INVESCO MULTIPLE ASSET FUNDS, INC.

     ATTEST:
                                       By:
                                          ------------------------------
                                           Dan J. Hesser
     -----------------------------         President
     Glen A. Payne
     Secretary

                                       INVESCO FUNDS GROUP, INC.

     ATTEST:
                                       By:
                                          ------------------------------
                                           Ronald L. Grooms, Senior Vice
     -----------------------------         President
     Glen A. Payne
     Secretary

                                                                    EXHIBIT A.2.


                                SUB ADVISORY AGREEMENT


              AGREEMENT made this 28th day of February, 1997, by and between INVESCO Funds Group, Inc. ("INVESCO"), a Delaware corporation, and INVESCO Trust Company, Inc., a Colorado corporation ("the Sub Adviser").

                                 W I T N E S S E T H:

              WHEREAS, INVESCO MULTIPLE ASSET FUNDS, INC. (the "Company") is engaged in business as a diversified, open end management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act") and has one class of shares (the "Shares"), which is divided into series, each representing an interest in a separate portfolio of investments, with one such series being designated the INVESCO Balanced Fund (the "Fund"); and

              WHEREAS, INVESCO and the Sub Adviser are engaged in rendering investment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940; and

              WHEREAS, INVESCO has entered into an Investment Advisory Agreement with the Company (the "INVESCO Investment Advisory Agreement"), pursuant to which INVESCO is required to provide investment advisory services to the Company, and, upon receipt of written approval of the Company, is authorized to retain companies which are affiliated with INVESCO to provide such services; and

              WHEREAS,  the  Sub  Adviser   is  willing  to  provide  investment
     advisory services to the Company on the terms and conditions hereinafter set forth;

              NOW,  THEREFORE,   in  consideration  of  the   premises  and  the
     covenants hereinafter contained, INVESCO and the Sub Adviser hereby agree as follows:

                                      ARTICLE I

                              DUTIES OF THE SUB ADVISER

              INVESCO hereby employs the Sub Adviser to act as investment adviser to the Company and to furnish the investment advisory services described below, subject to the broad supervision of INVESCO and Board of Directors of the Company, for the period and on the terms and conditions set forth in this Agreement. The Sub Adviser hereby accepts such assignment and agrees during such period, at its own expense, to render such services and to assume the obligations herein set forth for the compensation provided for herein. The Sub Adviser shall for all purposes herein be deemed to be an independent contractor and, unless otherwise expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

              The Sub Adviser hereby agrees to manage the investment operations of the Fund, subject to the supervision of the Company's directors (the "Directors") and INVESCO. Specifically, the Sub Adviser agrees to perform the following services:

              (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund, and to execute all purchases and sales of portfolio securities;

              (b) to maintain a continuous investment program for the Fund, consistent with (i) the Fund's investment policies as set forth in the Company's Registration Statement, as from time to time amended, under the Investment Company Act of 1940, as amended (the "1940 Act"), and in any prospectus and/or statement of additional information of the Fund, as from time to time amended and in use under the
                      Securities Act of 1933, as amended, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

              (c) to determine what securities are to be purchased or sold for the Fund, unless otherwise directed by the Directors of the Company or INVESCO, and to execute transactions accordingly;

              (d) to provide to the Fund the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long range investment policy now or hereafter generally available to investment advisory customers of the Sub Adviser;

              (e)     to determine what portion  of the Fund should  be invested
                      in  the  various  types   of  securities  authorized   for
                      purchase by the Fund; and

              (f) to make recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to the Fund's portfolio securities shall be exercised.

              With respect to execution of transactions for the Fund, the Sub Adviser is authorized to employ such brokers or dealers as may, in the Sub Adviser's best judgment, implement the policy of the Fund to obtain prompt and reliable execution at the most favorable price obtainable. In assigning an execution or negotiating the commission to be paid therefor, the Sub Adviser is authorized to consider the full range and quality of a broker's services which benefit the Fund, including but not limited to research and analytical capabilities, reliability of performance, and financial soundness and responsibility. Research services prepared and furnished by brokers through which the Sub Adviser effects securities transactions on behalf of the Fund may be used by the Sub Adviser in servicing all of its accounts, and not all such services may be used by the Sub Adviser in connection with the Fund. The Sub-Adviser may follow a policy of considering sales of shares of the Fund as a factor in the selection of broker/dealers to execute portfolio transactions, subject to the requirements of best execution discussed above. In the selection of a broker or dealer for execution of any negotiated transaction, the Sub Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate for such transaction, or to select any broker solely on the basis of its purported or "posted" commission rate for such transaction, provided, however, that the Sub Adviser shall consider such "posted" commission rates, if any, together with any other information available at the time as to the level of commissions known to be charged on comparable transactions by other qualified brokerage firms, as well as all other relevant factors and circumstances, including the size of any contemporaneous market in such securities, the importance to the Fund of speed, efficiency, and confidentiality of execution, the execution capabilities required by the circumstances of the particular transactions, and the apparent knowledge or familiarity with sources from or to whom such securities may be purchased or sold. Where the commission rate reflects services, reliability and other relevant factors in addition to the cost of execution, the Sub Adviser shall have the burden of demonstrating that such expenditures were bona fide and for the benefit of the Fund.

                                     ARTICLE II

                          ALLOCATION OF CHARGES AND EXPENSES

              The Sub Adviser assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall, at its own expense, provide the office space, equipment and facilities necessary to perform its obligations under this Agreement. Except to the extent expressly assumed by the Sub Adviser herein and except to the extent required by law to be paid by the Sub Adviser, INVESCO and/or the Company shall pay all costs and expenses in connection with the operations of the Fund.

                                     ARTICLE III

                           COMPENSATION OF THE SUB ADVISER

              For the services rendered, facilities furnished, and expenses assumed by the Sub Adviser, INVESCO shall pay to the Sub Adviser an annual fee, computed daily and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of the Fund, as determined by a valuation made in accordance with the Fund's procedures for calculating its net asset value as described in the Fund's Prospectus and/or Statement of Additional Information. The advisory fee to the Sub Adviser shall be computed at the annual rate of 0.30% of the first $350 million of the Fund's average net assets, 0.275% of the Fund's average net assets in excess of $350 million but not more than $700 million, and 0.25% of the Fund's average net assets in excess of $700 million. During any period when the determination of the Fund's net asset value is suspended by the Directors of the Company, the net asset value of a share of the Fund as of the last business day prior to such suspension shall, for the purpose of this Article III, be deemed to be the net asset value at the close of each succeeding business day until it is again determined. However, no such fee shall be paid to the Sub Adviser with respect to any assets of the Fund which may be invested in any other investment company for which the Sub Adviser serves as investment adviser or sub adviser. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in effect for the entire month. The Sub Adviser shall be entitled to receive fees hereunder only for such periods as the INVESCO Investment Advisory Agreement remains in effect.

                                     ARTICLE IV

                        LIMITATION OF LIABILITY OF SUB-ADVISER

              The Sub-Adviser shall not be liable for any error of judgment, mistake of law or for any loss arising out of any investment or for any act or omission in the performance of sub-advisory services rendered with respect to the Company or the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, "Sub-Adviser" shall include any affiliates of the Sub-Adviser performing services contemplated hereby and directors, officers and employees of the Sub-Adviser and such affiliates.

                                      ARTICLE V

                            ACTIVITIES OF THE SUB ADVISER

              The services of the Sub  Adviser to the Fund are not  to be deemed to be exclusive, the Sub Adviser and any person controlled by or under common control with the Sub Adviser (for purposes of this Article V referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Company are or may become interested in the Sub Adviser and its affiliates, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and shareholders of the Sub Adviser, INVESCO and their affiliates are or may become interested in the Company as directors, officers and employees.

                                     ARTICLE VI

       AVOIDANCE OF INCONSISTENT POSITIONS AND COMPLIANCE WITH APPLICABLE LAWS

              In connection with purchases or sales of securities for the investment portfolio of the Fund, neither the Sub Adviser nor any of its directors, officers or employees will act as a principal or agent for any party other than the Fund or receive any commissions. The Sub Adviser will comply with all applicable laws in acting hereunder including, without limitation, the 1940 Act; the Investment Advisers Act of 1940, as amended; and all rules and regulations duly promulgated under the foregoing.

                                     ARTICLE VII

                      DURATION AND TERMINATION OF THIS AGREEMENT

              This Agreement shall become effective as of the date it is approved by a majority of the outstanding voting securities of the Fund, and shall remain in force for an initial term of two years from the date of execution, and from year to year thereafter until its termination in accordance with this Article VII, but only so long as such continuance is specifically approved at least annually by (i) the Directors of the Company, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

              This Agreement may be terminated at any time, without the payment of any penalty, by INVESCO, the Fund by vote of the Directors of the Company, or by vote of a majority of the outstanding voting securities of the Fund, or by the Sub Adviser. A termination by INVESCO or the Sub Adviser shall require sixty days' written notice to the other party and to the Company, and a termination by the Company shall require such notice to each of the parties. This Agreement shall automatically terminate in the event of its assignment to the extent required by the Investment Company Act of 1940 and the Rules thereunder.

              The Sub Adviser agrees to furnish to the Directors of the Company such information on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

              Termination of this Agreement shall not affect the right of the Sub Adviser to receive payments on any unpaid balance of the compensation described in Article III hereof earned prior to such termination.

                                     ARTICLE VIII

                             AMENDMENTS OF THIS AGREEMENT

              No provision of this Agreement may be orally changed or discharged, but may only be modified by an instrument in writing signed by the Sub Adviser and INVESCO. In addition, no amendment to this Agreement shall be effective unless approved by (1) the vote of a majority of the Directors of the Company, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such amendment and (2) the vote of a majority of the outstanding voting securities of the Fund (other than an amendment which can be effective without shareholder approval under applicable law).

                                     ARTICLE IX

                             DEFINITIONS OF CERTAIN TERMS

              In interpreting the provisions of this Agreement, the terms "vote of a majority of the outstanding voting securities," "assignments,"

     "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                      ARTICLE X

                                    GOVERNING LAW

              This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of Colorado, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                     ARTICLE XI

                                    MISCELLANEOUS

              NOTICE. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

              SEVERABILITY. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

              HEADINGS. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

              IN  WITNESS   WHEREOF,  the  parties  hereto   have  executed  and
     delivered this Agreement as of the date first above written.

                               INVESCO FUNDS GROUP, INC.

     ATTEST:
                               By:
                                  -------------------------
                                  Dan J. Hesser
     -----------------------      President
     Glen A. Payne
     Secretary
                               INVESCO TRUST COMPANY

     ATTEST:
                               By:
                                  -------------------------
                                  R. Dalton Sim

     ------------------------     President
     Glen A. Payne
     Secretary

                                                                    EXHIBIT A.3.


                                SUB ADVISORY AGREEMENT


              AGREEMENT made this 28th day of February, 1997, by and between INVESCO Funds Group, Inc. ("INVESCO"), a Delaware corporation, and INVESCO Management & Research, Inc., a Massachusetts corporation ("the Sub Adviser").

                                 W I T N E S S E T H:

              WHEREAS, INVESCO MULTIPLE ASSET FUNDS, INC. (the "Company") is engaged in business as a diversified, open end management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act") and has one class of shares (the "Shares"), which is divided into series, each representing an interest in a separate portfolio of investments, with one such series being designated the INVESCO Multi-Asset Allocation Fund (the "Fund"); and

              WHEREAS, INVESCO and the Sub Adviser are engaged in rendering investment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940; and

              WHEREAS, INVESCO has entered into an Investment Advisory Agreement with the Company (the "INVESCO Investment Advisory Agreement"), pursuant to which INVESCO is required to provide investment advisory services to the Company, and, upon receipt of written approval of the Company, is authorized to retain companies which are affiliated with INVESCO to provide such services; and

              WHEREAS,  the  Sub  Adviser   is  willing  to  provide  investment
     advisory services to the Company on the terms and conditions hereinafter set forth;

              NOW,  THEREFORE,   in  consideration  of  the   premises  and  the
     covenants hereinafter contained, INVESCO and the Sub Adviser hereby agree as follows:

                                      ARTICLE I

                              DUTIES OF THE SUB ADVISER

              INVESCO hereby employs the Sub Adviser to act as investment adviser to the Company and to furnish the investment advisory services described below, subject to the broad supervision of INVESCO and Board of Directors of the Company, for the period and on the terms and conditions set forth in this Agreement. The Sub Adviser hereby accepts such assignment and agrees during such period, at its own expense, to render such services and to assume the obligations herein set forth for the compensation provided for herein. The Sub Adviser shall for all purposes herein be deemed to be an independent contractor and, unless otherwise expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

              The Sub Adviser hereby agrees to manage the investment operations of the Fund, subject to the supervision of the Company's directors (the "Directors") and INVESCO. Specifically, the Sub Adviser agrees to perform the following services:

              (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund, and to execute all purchases and sales of portfolio securities;

              (b) to maintain a continuous investment program for the Fund, consistent with (i) the Fund's investment policies as set forth in the Company's Registration Statement, as from time to time amended, under the Investment Company Act of 1940, as amended (the "1940 Act"), and in any prospectus and/or statement of additional information of the Fund, as from time to time amended and in use under the
                      Securities Act of 1933, as amended, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

              (c) to determine what securities are to be purchased or sold for the Fund, unless otherwise directed by the Directors of the Company or INVESCO, and to execute transactions accordingly;

              (d) to provide to the Fund the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long range investment policy now or hereafter generally available to investment advisory customers of the Sub Adviser;

              (e)     to determine what portion  of the Fund should  be invested
                      in  the  various  types   of  securities  authorized   for
                      purchase by the Fund; and

              (f) to make recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to the Fund's portfolio securities shall be exercised.

              With respect to execution of transactions for the Fund, the Sub Adviser is authorized to employ such brokers or dealers as may, in the Sub Adviser's best judgment, implement the policy of the Fund to obtain prompt and reliable execution at the most favorable price obtainable. In assigning an execution or negotiating the commission to be paid therefor, the Sub Adviser is authorized to consider the full range and quality of a broker's services which benefit the Fund, including but not limited to research and analytical capabilities, reliability of performance, and financial soundness and responsibility. Research services prepared and furnished by brokers through which the Sub Adviser effects securities transactions on behalf of the Fund may be used by the Sub Adviser in servicing all of its accounts, and not all such services may be used by the Sub Adviser in connection with the Fund. The Sub-Adviser may follow a policy of considering sales of shares of the Fund as a factor in the selection of broker/dealers to execute portfolio transactions, subject to the requirements of best execution discussed above. In the selection of a broker or dealer for execution of any negotiated transaction, the Sub Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate for such transaction, or to select any broker solely on the basis of its purported or "posted" commission rate for such transaction, provided, however, that the Sub Adviser shall consider such "posted" commission rates, if any, together with any other information available at the time as to the level of commissions known to be charged on comparable transactions by other qualified brokerage firms, as well as all other relevant factors and circumstances, including the size of any contemporaneous market in such securities, the importance to the Fund of speed, efficiency, and confidentiality of execution, the execution capabilities required by the circumstances of the particular transactions, and the apparent knowledge or familiarity with sources from or to whom such securities may be purchased or sold. Where the commission rate reflects services, reliability and other relevant factors in addition to the cost of execution, the Sub Adviser shall have the burden of demonstrating that such expenditures were bona fide and for the benefit of the Fund.

                                     ARTICLE II

                          ALLOCATION OF CHARGES AND EXPENSES

              The Sub Adviser assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall, at its own expense, provide the office space, equipment and facilities necessary to perform its obligations under this Agreement. Except to the extent expressly assumed by the Sub Adviser herein and except to the extent required by law to be paid by the Sub Adviser, INVESCO and/or the Company shall pay all costs and expenses in connection with the operations of the Fund.

                                     ARTICLE III

                           COMPENSATION OF THE SUB ADVISER

              For the services rendered, facilities furnished, and expenses assumed by the Sub Adviser, INVESCO shall pay to the Sub Adviser a fee, computed daily and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of the Fund, as determined by a valuation made in accordance with the Fund's procedures for calculating its net asset value as described in the Fund's Prospectus and/or Statement of Additional Information. The advisory fee to the Sub Adviser shall be computed at the annual rate of 0.375% of the first $500 million of the Fund's average net assets, 0.325% of the Fund's average net assets in excess of $500 million but not more than $1 billion, and 0.25% of the Fund's average net assets in excess of $1 billion. During any period when the determination of the Fund's net asset value is suspended by the Directors of the Company, the net asset value of a share of the Fund as of the last business day prior to such suspension shall, for the purpose of this Article III, be deemed to be the net asset value at the close of each succeeding business day until it is again determined. However, no such fee shall be paid to the Sub Adviser with respect to any assets of the Fund which may be invested in any other investment company for which the Sub Adviser serves as investment adviser or sub adviser. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in effect for the entire month. The Sub Adviser shall be entitled to receive fees hereunder only for such periods as the INVESCO Investment Advisory Agreement remains in effect.

                                     ARTICLE IV

                        LIMITATION OF LIABILITY OF SUB-ADVISER

              The Sub-Adviser shall not be liable for any error of judgment, mistake of law or for any loss arising out of any investment or for any act or omission in the performance of sub-advisory services rendered with respect to the Company or the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, "Sub-Adviser" shall include any affiliates of the Sub-Adviser performing services contemplated hereby and directors, officers and employees of the Sub-Adviser and such affiliates.

                                      ARTICLE V

                            ACTIVITIES OF THE SUB ADVISER

              The services of the Sub  Adviser to the Fund are not to  be deemed to be exclusive, the Sub Adviser and any person controlled by or under common control with the Sub Adviser (for purposes of this Article V referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Company are or may become interested in the Sub Adviser and its affiliates, as directors, officers, employees and shareholders or otherwise, and that directors, officers, employees and shareholders of the Sub Adviser, INVESCO and their affiliates are or may become interested in the Company as directors, officers and employees.

                                     ARTICLE VI

       AVOIDANCE OF INCONSISTENT POSITIONS AND COMPLIANCE WITH APPLICABLE LAWS

              In connection with purchases or sales of securities for the investment portfolio of the Fund, neither the Sub Adviser nor any of its directors, officers or employees will act as a principal or agent for any party other than the Fund or receive any commissions. The Sub Adviser will comply with all applicable laws in acting hereunder including, without limitation, the 1940 Act; the Investment Advisers Act of 1940, as amended; and all rules and regulations duly promulgated under the foregoing.

                                     ARTICLE VII

                      DURATION AND TERMINATION OF THIS AGREEMENT

              This Agreement shall become effective as of the date it is approved by a majority of the outstanding voting securities of the Fund, and shall remain in force for an initial term of two years from the date of execution, and from year to year thereafter until its termination in accordance with this Article VII, but only so long as such continuance is specifically approved at least annually by (i) the Directors of the Company, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

              This Agreement may be terminated at any time, without the payment of any penalty, by INVESCO, the Fund by vote of the Directors of the Company, or by vote of a majority of the outstanding voting securities of the Fund, or by the Sub Adviser. A termination by INVESCO or the Sub Adviser shall require sixty days' written notice to the other party and to the Company, and a termination by the Company shall require such notice to each of the parties. This Agreement shall automatically terminate in the event of its assignment to the extent required by the Investment Company Act of 1940 and the Rules thereunder.

              The Sub Adviser agrees to furnish to the Directors of the Company such information on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

              Termination of this Agreement shall not affect the right of the Sub Adviser to receive payments on any unpaid balance of the compensation described in Article III hereof earned prior to such termination.

                                     ARTICLE VIII

                             AMENDMENTS OF THIS AGREEMENT

              No provision of this Agreement may be orally changed or discharged, but may only be modified by an instrument in writing signed by the Sub Adviser and INVESCO. In addition, no amendment to this Agreement shall be effective unless approved by (1) the vote of a majority of the Directors of the Company, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such amendment and (2) the vote of a majority of the outstanding voting securities of the Fund (other than an amendment which can be effective without shareholder approval under applicable law).

                                     ARTICLE IX

                             DEFINITIONS OF CERTAIN TERMS

              In interpreting the provisions of this Agreement, the terms "vote of a majority of the outstanding voting securities," "assignments," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                      ARTICLE X

                                    GOVERNING LAW

              This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of Colorado, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                     ARTICLE XI

                                    MISCELLANEOUS

              Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

              Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

              Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

              IN  WITNESS   WHEREOF,  the  parties  hereto   have  executed  and
     delivered this Agreement as of the date first above written.

                               INVESCO FUNDS GROUP, INC.

     ATTEST:
                               By:
                                  -------------------------
                                         Dan J. Hesser
     ----------------------              President
     Glen A. Payne
     Secretary
                               INVESCO MANAGEMENT & RESEARCH, INC.

     ATTEST:
                               By:
                                  -------------------------
                                   Frank J. Keeler
     ----------------------        President
     Kathy Greenberg
     Secretary

                                                                   EXHIBIT B


     [Chart of funds advised by the Adviser or the Sub-Advisers that are similar to INVESCO Multiple Asset Funds, Inc.]

        TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE AND RETURN PROMPTLY.

                          INVESCO MULTIPLE ASSET FUNDS, INC.
                                INVESCO BALANCED FUND
                         INVESCO MULTI-ASSET ALLOCATION FUND

                    PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                   JANUARY 31, 1997


     The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Balanced Fund and the INVESCO Multi-Asset Allocation Fund (the "Funds") of INVESCO Multiple Asset Funds, Inc. (the "Company"), to be held at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222, on Friday, January 31, 1997, at 10:00 a.m. (Mountain Standard Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated December 6, 1996, receipt of which is hereby acknowledged.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, WHICH RECOMMENDS A VOTE "FOR:"

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

     1.A. Proposal to approve a new investment advisory agreement between the Company and INVESCO Funds Group, Inc. ( IFG ), such agreement to take effect only if the proposed merger of AIM Management Group, Inc. into INVESCO Group Services, Inc. or another wholly-owned U.S. subsidiary of INVESCO is consummated.

              Vote on Proposal
              For [   ]        Against [   ]    Abstain [   ]

     1.B. For shareholders of the Balanced Fund only: Proposal to approve a new sub-advisory agreement between IFG and INVESCO Trust Company, with respect to the Balanced Fund, to take effect only if the Merger is consummated.

              Vote on Proposal
              For [   ]        Against [   ]    Abstain [   ]

     1.C.     For  shareholders   of  the  Multi-Asset  Allocation   Fund  only:
              Proposal to approve a new sub-advisory agreement between IFG and INVESCO Management & Research, Inc., with respect to the Multi-Asset Allocation Fund, to take effect only if the Merger is consummated.

              Vote on Proposal
              For [   ]        Against [   ]    Abstain [   ]

     2.       Proposal to elect eleven directors of the Company.

              Vote on Proposal
              For [   ]        Against [   ]    Abstain [   ]

     3. Proposal to ratify the selection of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending July 31, 1997.

              Vote on Proposal
              For [   ]        Against [   ]    Abstain [   ]

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1.A., 2, 3 and PROPOSAL 1.B. or 1.C.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. THANK YOU.


     ----------------------            -----------------------   ---------------
     Signature                         Signature                 Date
                                       (Joint Owners)


     Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.